                                                                   EXHIBIT 10.31
                                                                   -------------

                              ASSET ACQUISITION AND
                              ---------------------
                        PLAN OF REORGANIZATION AGREEMENT
                        --------------------------------

     This Asset Acquisition and Plan of Reorganization Agreement is made and entered into as of the 18th day of January, 2002 (this "Agreement") by and between Smurfit Packaging Corporation, a Delaware corporation ("SPC"), and Smurfit-Stone Container Corporation, a Delaware corporation ("SSCC").

                                    RECITALS

     A. SPC is the record and beneficial owner of 36,800,000 fully paid and non-assessable shares of Common Stock, $.01 per share par value of SSCC (the shares of Common Stock of SSCC are hereinafter individually referred to as a "Common Share" and collectively referred to as the "Common Shares," and the Common Shares owned by SPC are hereinafter collectively referred to as the "SPC Common Shares").

     B. SPC and SSCC desire to engage in a transaction pursuant to which (i) SPC shall transfer and assign to SSCC the SPC Common Shares, together with the consideration referred to in Section 2.1 hereof, (ii) SSCC shall issue and deliver to SPC 36,800,000 Common Shares (collectively referred to as the "New Common Shares"), and (iii) promptly following the transactions referred to in clauses (i) and (ii) above, SPC shall convert pursuant to Section 266 of the Delaware General Corporation Law (the "DGCL") and Section 214 of the Delaware Limited Liability Company Act ("Delaware LLC Law") into a Delaware limited liability company or otherwise liquidate for federal income tax purposes.

     C. For U.S. federal income tax purposes it is intended that the transactions contemplated by Recital B hereof qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), and that this Agreement shall constitute a "plan of reorganization" within the meaning of Treasury Regulation Section 1.368-1(c).

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS
                               -------------------

     Section 1.1 Previously Defined Terms. Each term defined in the first
                 ------------------------
paragraph and the Recitals shall have the meaning set forth above whenever used herein, unless otherwise expressly provided or unless the context clearly requires otherwise.

     Section 1.2 Definitions. In addition to the terms defined in the first
                 -----------
paragraph and the Recitals, whenever used herein, the following terms shall have the meanings set forth below unless otherwise expressly provided or unless the context clearly requires otherwise:

     "Agreement" - See initial paragraph of this Agreement.

     "Business Day" shall mean a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York.

     "Cash Payment" - See Section 2.1(a).

     "Closing" - See Section 3.1.

     "Closing Date" - See Section 3.1.

     "Code" - See Recital C.

     "Common Share" or "Common Shares" - See Recital A.

     "Delaware LLC Law" - See Recital B(iii).

     "DGCL" - See Recital B(iii).

     "Governmental Authority" or "Governmental Authorities" shall mean any foreign or domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department, board, bureau or branch or official of any of the foregoing.

     "NASDAQ" shall mean the NASDAQ National Market of the NASDAQ Stock Market, Inc.

     "New Common Shares" - See Recital B(ii).

     "Note Agreement" - See Section 6.7.

     "Order" shall mean any decree, order, judgment, writ, award, injunction, stipulation or consent of or by a Governmental Authority.

     "Person" shall mean any natural person, corporation, partnership, limited liability company, joint venture, trust, association or unincorporated entity of any kind.

     "SPC Common Shares" - See Recital A.

     Section 1.3 Other Interpretive Provisions.
                 -----------------------------

     (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

     (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section references are to this Agreement unless otherwise specified.

     (c)  (i)   The term "documents" includes any and all instruments,
  documents, agreements, certificates, indentures, notices and other writings, however evidenced.

          (ii) The term "including" is not limiting and means "including without limitation."

          (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

     (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, and
(ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                                   ARTICLE II

                     ACQUISITION AND TRANSFER CONSIDERATION
                     --------------------------------------
                            AND OTHER RELATED MATTERS
                            -------------------------

     Section 2.1 Acquisition and Transfer. (a) Upon the terms and subject to the
                 ------------------------
conditions of this Agreement, at the Closing on the Closing Date, SPC shall (i) assign, convey, transfer and deliver to SSCC the SPC Common Shares, free and clear of any pledges, liens, security interests, encumbrances or other charges or rights of others of any kind or nature; and (ii) pay to SSCC $700,000 (the "Cash Payment").

     (b) The Cash Payment shall be paid by SPC by the wire transfer of immediately available federal funds for credit to SSCC to an account or accounts designated by SSCC in writing prior to the Closing Date.

     Section 2.2 Consideration. In consideration for the SPC Common Shares and
                 -------------
the Cash Payment, at the Closing on the Closing Date, SSCC shall issue and deliver to SPC the New Common Shares.

     Section 2.3 No Assumed Liabilities. SSCC shall not assume or pay any debt,
                 ----------------------
obligation or liability, of any kind or nature (fixed or contingent, known or unknown) of SPC as a result of this Agreement or the transactions contemplated by this Agreement, whether or not related to the SPC Common Shares.

     Section 2.4 Sales or Transfer Taxes. SPC shall pay and be responsible for
                 -----------------------
any stamp, transfer, sales, purchase, value added, excise or similar tax imposed under the laws of (a) the United States, or any state or political subdivision thereof, or (b) any foreign government or political subdivision thereof, arising out of the consummation of the transactions contemplated by this Agreement.

     Section 2.5 Conversion. Promptly following the consummation of the
                 ----------
transactions contemplated by Sections 2.1 and 2.2 of this Agreement, SPC shall take all necessary actions and steps to implement and effect the conversion of SPC to a Delaware limited liability company pursuant to Section 266 of the DGCL and Section 214 of the Delaware LLC Law or otherwise to liquidate for federal income tax purposes.

     Section 2.6 Nonconfidentiality. Disclosure of the structure and aspects of
                 ------------------
the transactions contemplated by this Agreement are not limited in any way, and SPC and SSCC may disclose to any person (without limitation of any kind) the structure and any relevant aspects of the transactions contemplated by this Agreement.

     Section 2.7 Commercially Reasonable Efforts. Each of the parties shall use
                 -------------------------------
their commercially reasonable efforts to satisfy the conditions set forth in Articles VI and VII and to complete the transactions contemplated hereby.

                                   ARTICLE III

                       CLOSING AND CLOSING DATE DELIVERIES
                       -----------------------------------

     Section 3.1 Closing and Closing Date. The term "Closing" as used herein
                 ------------------------
shall refer to the actual conveyance, transfer, assignment and delivery of the certificates representing the SPC Common Shares to SSCC in exchange for the consideration set forth in Section 2.2 of this Agreement. The Closing shall take place at the offices of Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois at 10:00 a.m. Chicago local time, on the fifth Business Day following the date upon which all of the conditions precedents set forth in Articles VI and VII of this Agreement are satisfied or waived by the appropriate party hereto, subject to Article VIII of this Agreement (the "Closing Date"), or at such other place and time or on such other date as is mutually agreed to in writing by SPC and SSCC.

     Section 3.2 Closing Deliveries. At the Closing on the Closing Date:
                 ------------------

     (a)  SPC shall deliver to SSCC the following:

          (i) certificates representing all of the SPC Common Shares, which certificates shall be either (A) duly endorsed or (B) accompanied by stock powers duly executed with signatures guaranteed;

          (ii)  the Cash Payment;

          (iii) certified copies of minutes or unanimous written consents of the Board of Directors and sole stockholder of SPC approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated under this Agreement; and

          (iv) such other documents to be delivered by SPC hereunder or as SSCC or its counsel may reasonably request to carry out the purposes of this Agreement.

     (b)  SSCC shall deliver to SPC the following:

          (i) certificates representing the New Common Shares issued to SPC or its designee;

          (ii) certified copy of minutes or unanimous written consent of the Board of Directors of SSCC approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated under this Agreement; and

          (iii) such other documents to be delivered by SSCC hereunder or as SPC or its counsel may reasonably request to carry out the purposes of this Agreement.

     Section 3.3 Post Closing Matters. (a) SPC and SSCC shall, on request, on
                 --------------------
and after the Closing Date, cooperate with one another by furnishing any additional information, executing and delivering any additional documents and/or instruments and doing any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

     (b)  Promptly following the transactions contemplated by Sections 2.1 and
2.2 hereof, SPC shall convert pursuant to Section 266 of the DGCL and Section 214 of Delaware LLC Law into a Delaware limited liability company or otherwise liquidate for federal income tax purposes.

                                   ARTICLE IV

                      WARRANTIES AND REPRESENTATIONS OF SPC
                      -------------------------------------

     As an inducement to SSCC to enter into and perform its obligations under this Agreement, SPC warrants and represents to and covenants with SSCC (which warranties and representations shall survive the Closing) as follows:

     Section 4.1 Due Incorporation. SPC is a corporation duly organized, validly
                 -----------------
existing and in good standing under the laws of its jurisdiction of incorporation, and has the corporate power and lawful authority to own its properties and to transact its business as now conducted.

     Section 4.2 Binding Agreement. This Agreement is binding upon, and
                 -----------------
enforceable against, SPC in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws affecting creditors rights generally and by general principles of equity (whether in a proceeding at law or in equity).

     Section 4.3 Authority. SPC has taken all requisite corporate action to
                 ---------
approve this Agreement and the consummation of the transactions contemplated hereby.

     Section 4.4 Investment Representation. SPC confirms that it is acquiring
                 -------------------------
the New Common Shares being delivered pursuant to Section 2.2 of this Agreement for investment for its own account and not with a view to the sale or distribution of any part thereof (except as contemplated by Section 3.3).

     Section 4.5 No Conflicts. Neither the execution and delivery of this
                 ------------
Agreement nor the consummation of the transactions contemplated hereby, nor compliance by SPC with any of the provisions hereof, will:

     (a) violate, or conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien upon any of the properties or assets of SPC, under any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of SPC, or any note, bond, mortgage, indenture, deed of trust, or other material agreement, lease, or instrument to which SPC is a party, or by which SPC or its properties or assets may be bound or affected;

     (b) require the consent or approval of, or the making of any filing with, any third Person or Governmental Authority; or

     (c) violate any law or Order applicable to SPC or any of the properties or assets of SPC.

     Section 4.6 Good Title. SPC is the record and beneficial owner of the SPC
                 ----------
Common Shares and has good and marketable title to the SPC Common Shares free and clear of any pledges, liens, security interests, encumbrances or other charges or rights of others of any kind or nature.

                                    ARTICLE V

                     WARRANTIES AND REPRESENTATIONS OF SSCC
                     --------------------------------------

     As an inducement to SPC to enter into and perform their obligations under this Agreement, SSCC warrants and represents to and covenants with SPC (which warranties and representations shall survive the Closing) as follows:

     Section 5.1 Due Incorporation. SSCC is a corporation duly organized,
                 -----------------
validly existing and in good standing under the laws of its jurisdiction of incorporation, and has the corporate power and lawful authority to own its properties and to transact its business as now conducted.

     Section 5.2 Binding Agreement. This Agreement is binding upon, and
                 -----------------
enforceable against, SSCC in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws affecting creditors rights generally and by general principles of equity (whether in a proceeding at law or in equity).

     Section 5.3 Authority. Except for approval by its full board of directors,
                 ---------
SSCC has taken all requisite corporate action to approve this Agreement and the consummation of the transactions contemplated hereby.

     Section 5.4 No Conflicts. Neither the execution and delivery of this
                 ------------
Agreement nor the consummation of the transactions contemplated hereby, nor compliance by SSCC with any of the provisions hereof, will:

     (a) violate, or conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien upon any of the properties or assets of SSCC, under any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of SSCC, or any note, bond, mortgage, indenture, deed of trust, or other material agreement, lease, or instrument to which SSCC is a party, or by which SSCC or its properties or assets may be bound or affected;

     (b) except for NASDAQ, require the consent or approval of, or the making of any filing with, any third Person or Governmental Authority; or

     (c) violate any law or Order applicable to SSCC or any of the properties or assets of SSCC.

Section 5.5 Newly Issued Common Shares. The New Common Shares, when issued, sold
            --------------------------
and delivered in accordance with Section 2.2 of this Agreement, will be duly and validly issued, fully paid and non-assessable.

                                   ARTICLE VI

                     CONDITIONS TO CLOSING APPLICABLE TO SPC
                     ---------------------------------------

     The obligations of SPC hereunder (including the obligation of SPC to close the transactions herein contemplated) are subject to the satisfaction (or waiver) of the following conditions precedent:

     Section 6.1 No Termination. Neither SPC nor SSCC shall have terminated this
                 --------------
Agreement pursuant to Section 8.1 hereof.

     Section 6.2 Bring Down Certificate. All warranties and representations made
                 ----------------------
by SSCC herein to SPC shall be true and correct in all material respects on and as of the Closing Date with the same effect as if such warranties and representations had been made on and as of the Closing Date, and SSCC shall have performed and complied with all agreements, covenants and conditions on its part required to be performed or complied with on or prior to the Closing Date, and at the Closing, SPC shall have received a certificate executed by the Chief Executive Officer, President or any Vice President of SSCC to the foregoing effect.

     Section 6.3 No Actions. No law shall have been enacted or promulgated, and
                 ----------
no investigation, action, suit or proceeding by any Governmental Authority, and no action, suit or proceeding by any other Person, shall be pending on the Closing Date, which challenges or might result in a challenge to this Agreement or any transaction contemplated hereby, or which claims, or might give rise to a claim for, damages in a material amount as a result of the consummation of the transactions contemplated hereby.

     Section 6.4 Necessary Proceedings. All proceedings to be taken in
                 ---------------------
connection with the consummation of the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to SPC and its counsel, and SPC and its counsel shall have received copies of such documents as it and its counsel may reasonably request in connection with said transactions, including those to be delivered pursuant to Section 3.2(b) of this Agreement.

     Section 6.5 NASDAQ Approval. The New Common Shares issuable by SSCC
                 ---------------
pursuant to Section 2.2 hereof shall have been listed or approved for listing upon notice of issuance by NASDAQ.

     Section 6.6 Tax Opinion. SPC shall have received an opinion in a form and
                 -----------
substance reasonably satisfactory to SPC from Ernst & Young LLP (or any other nationally recognized law firm or accounting firm acceptable to SPC) ("Tax Advisor") dated the Closing Date to the effect that the transactions contemplated by this Agreement should qualify as a reorganization pursuant to
Section 368(a) of the Code. The issuance of such opinion shall be conditioned on the receipt by such Tax Advisor of representation letters from each of SPC and SSCC. The specific provisions of each representation letter shall be in a form and substance reasonably satisfactory to such Tax Advisor, and each representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect.

     Section 6.7 Noteholder Consents. SPC shall have received consents of the
                 -------------------
Required Holders, as defined in the Note and Guarantee Agreement, dated as of September 24, 1993, among Jefferson Smurfit Group, plc, Smurfit International B.V., SPC and the noteholders named therein (the "Note Agreement"), to an amendment to the Note Agreement permitting the conversion of SPC into a Delaware limited liability company or other liquidation of SPC for federal income tax purposes as contemplated hereby.

     Section 6.8 SSCC Board Approval. The full board of directors of SSCC shall
                 -------------------
have approved this Agreement and the consummation of the transactions contemplated hereby. SPC shall have the right to waive any of the foregoing conditions precedent.

                                  ARTICLE VII

                    CONDITIONS TO CLOSING APPLICABLE TO SSCC
                    ----------------------------------------

     The obligations of SSCC hereunder (including the obligation of SSCC to close the transactions herein contemplated) are subject to the satisfaction (or waiver) of the following conditions precedent:

     Section 7.1 No Termination. Neither SSCC nor SPC shall have terminated this
                 --------------
Agreement pursuant to Section 8.1 hereof.

     Section 7.2 Bring Down Certificate. All warranties and representations made
                 ----------------------
by SPC herein to SSCC shall be true and correct in all material respects on and as of the Closing Date with the same effect as if such warranties and representations had been made on and as of the Closing Date, and SPC shall have performed and complied with all agreements, covenants and conditions on its part required to be performed or complied with on or prior to the Closing Date, and at the Closing, SSCC shall have received a certificate executed by the President or any Vice President of SPC to the foregoing effect.

     Section 7.3 No Actions. No law shall have been enacted or promulgated, and
                 ----------
no investigation, action, suit or proceeding by any Governmental Authority, and no action, suit or proceeding by any other Person, shall be pending on the Closing Date, which challenges or might result in a challenge to this Agreement or any transaction contemplated hereby, or which claims, or might give rise to a claim for, damages in a material amount as a result of the consummation of the transactions contemplated hereby.

     Section 7.4 Necessary Proceedings. All proceedings to be taken in
                 ---------------------
connection with the consummation of the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to SSCC and its counsel, and SSCC and its counsel shall have received copies of such documents as it and its counsel may reasonably request in connection with said transactions, including those to be delivered pursuant to Section 3.2(a) of this Agreement.

     Section 7.5 NASDAQ Approval. The New Common Shares issuable by SSCC
                 ---------------
pursuant to Section 2.2 hereof shall have been listed or approved for listing upon notice of issuance by NASDAQ.

     Section 7.6 SSCC Board Approval. The full board of directors of SSCC shall
                 -------------------
have approved this Agreement and the consummation of the transactions contemplated hereby.

     SSCC shall have the right to waive any of the foregoing conditions precedent.

                                  ARTICLE VIII

                                   TERMINATION
                                   ------------

     Section 8.1 Termination. This Agreement may be terminated at any time prior
                 -----------
to the Closing as follows, and in no other manner:

     (a) by mutual written consent of SPC and SSCC;

     (b) by SPC or SSCC, if at or before the Closing any of the conditions set forth herein for the benefit of SPC or SSCC, respectively, shall have become incapable of satisfaction; or

     (c) by SPC or SSCC, if the Closing shall not have occurred on or before April 18, 2002, or such later date as may have been agreed upon in writing by the parties hereto.

     Any termination pursuant to this Article VIII shall not limit or restrict the rights or other remedies of any party hereto.

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

     Section 9.1 Notices. All notices, requests, demands and other
                 -------
communications hereunder shall be in writing and shall be delivered by hand or mailed by certified mail, return receipt requested, or sent by Federal Express or similar overnight delivery service with receipt acknowledged or by facsimile or e-mail addressed as follows:

     (a)  If to SSCC:

          Smurfit-Stone Container Corporation
          150 N. Michigan Avenue
          Chicago, IL  60601
          Fax No.  (312) 580-4625
          Attn:  Craig A. Hunt, Esq.
          E-mail:  chunt@smurfit.com

          and to:

          Winston & Strawn
          35 W. Wacker Drive
          Chicago, IL  60601
          Fax No.  (312) 558-5700
          Attn:  Joseph A. Walsh, Jr., Esq.
          E-mail:  jwalsh@winston.com

     (b)  If to SPC:

          Smurfit Packaging Corporation
          Beech Hill, Clonskeagh
          Dublin 4, Ireland
          Fax No.  (011) 353-1-283-7113
          Attn:  Michael O'Riordan
          E-mail:  moriordan@smurfitgroup.ie
          and to:

          Wachtell, Lipton, Rosen & Katz
          51 W. 52nd Street
          New York, NY  10019
          Fax No.  (212) 403-2221
          Attn:  Steven A. Rosenblum, Esq.
          E-mail:  sarosenblum@wlrk.com

     If delivered personally, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery is made and, if delivered by overnight delivery service, the date on which such notice, request, instruction or document is received shall be the date of delivery. In the event any such notice, request, instruction or document is mailed by certified mail, then such notice, request, instruction or document shall be deemed to have been delivered or received on the fifth day following deposit of such notice, request, instruction or document in the United States mails. If sent by facsimile or e-mail, the date on which a notice request instruction or document is received shall be the date on which such delivery is made.

     Any party hereto may change its address specified for notices herein by designating a new address by notice in accordance with this Section 9.1.

     Section 9.2 Brokers. SPC represents and warrants to SSCC that no broker or
                 -------
finder has acted for it or any entity controlling, controlled by or under common control with it in connection with this Agreement. SSCC represents and warrants to SPC that no broker or finder has acted for it or any entity controlling, controlled by or under common control with it in connection with this Agreement.

     Section 9.3 Further Assurances. Each party covenants that at any time, and
                 ------------------
from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise carry out the intent and purposes of this Agreement.

     Section 9.4 Waiver and Amendment. Any failure on the part of any party
                 --------------------
hereto to comply with any of its obligations, agreements or conditions hereunder may be waived by any other party to whom such compliance is owed. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto. Neither this Agreement nor any provision hereof may be changed, waived, or discharged orally. Rather, this Agreement may only be changed, waived, or discharged by an agreement in writing signed by the party against whom or which the enforcement of such change, waiver, or discharge is sought.

     Section 9.5 Expenses. Subject to the next sentence, all expenses incurred
                 --------
by the parties hereto in connection with or related to the authorization, preparation and execution of this Agreement and the Closing, including all fees and expenses of agents, representatives, counsel and accountants employed by any such party, shall be borne solely and entirely by SPC. SPC shall reimburse SSCC for all such expenses it incurs in connection with this Agreement and the consummation of the transactions contemplated hereby; provided, however, that SSCC's reimbursable expenses shall not exceed $50,000.

     Section 9.6 Press Releases and Disclosure. In the event that either party
                 -----------------------------
proposes to issue, make or distribute any press release, public announcement or other written publicity or disclosure prior to the Closing Date that refers to the transactions contemplated herein, the party proposing to make such disclosure shall provide a copy of such disclosure to the other party and shall afford the other party reasonable opportunity (subject to any legal obligation of prompt disclosure) to comment on such disclosure or the portion thereof that refers to the transactions contemplated herein prior to making such disclosure.

     Section 9.7 Binding Effect. This Agreement shall be binding upon and inure
                 --------------
to the benefit of the parties hereto and their respective successors and assigns.

     Section 9.8 Headings. The Article, section and other headings in this
                 --------
Agreement are inserted solely as a matter of convenience and for reference, and are not a part of this Agreement.

     Section 9.9 Entire Agreement. This Agreement and all agreements referenced
                 ----------------
specifically in this Agreement and executed as required by this Agreement constitute the entire agreement among the parties hereto and supersede and cancel any prior agreements, representations, warranties, or communications, whether oral or written, among the parties hereto relating to the transactions contemplated hereby or the subject matter herein.

     Section 9.10 Governing Law. Except to the extent the transactions
                  -------------
contemplated hereby are governed by the DGCL or Delaware LLC Law, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding the "conflict of laws" rules of that state.

     Section 9.11 Counterparts. This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 9.12 No Agreement Until Executed. This Agreement shall not
                  ---------------------------
constitute or be deemed to evidence a contract or agreement among the parties hereto unless and until executed by all parties hereto, irrespective of negotiations among the parties or the exchanging of drafts of this Agreement.

     Section 9.13 Pronouns. All pronouns used herein shall be deemed to refer to
                  --------
the masculine, feminine or neuter gender as the context requires.

     Section 9.14 Time of Essence. Time is of the essence in this Agreement.
                  ---------------

     Section 9.15 Assignment. No party hereto may assign either this Agreement
                  ----------
or any of its rights, interests, or obligations hereunder without the prior written approval of the other party hereto.

     Section 9.16 Severability. If one or more of the provisions of this
                  ------------
Agreement are held to be unenforceable under applicable law and the deletion or modification of such provision(s) do not alter materially the fundamental expectations of a party hereto, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted in a manner that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

     Section 9.17 No Third-Party Beneficiaries. This Agreement shall not confer
                  ----------------------------
any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

     Section 9.18 U.S. Dollars. All amounts expressed in this Agreement and all
                  ------------
payments required by this Agreement are in United States dollars.

     Section 9.19 SSCC Board Meeting. SSCC covenants that it shall present this
                  ------------------
Agreement and the consummation of the transactions contemplated hereby for approval at the February 22, 2002 meeting of the full board of directors of SSCC.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. SMURFIT PACKAGING CORPORATION


                                 By:  /s/ Peter Cosgrove
                                      ------------------------------------------
                                 Name:  Peter Cosgrove
                                        ----------------------------------------
                                 Title: Chief Executive Officer
                                        ---------------------------------------


                                 SMURFIT-STONE CONTAINER
                                 CORPORATION


                                 By:  /s/ Craig A. Hunt
                                      ------------------------------------------
                                 Name:  Craig A. Hunt
                                        ----------------------------------------
                                 Title: Vice President & Secretary
                                        ---------------------------------------